EXHIBIT 1

                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001, of Advanced Lighting Technologies, Inc., an Ohio corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by
Section 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

     Each of Saratoga Lighting Holdings LLC, Saratoga Partners IV, L.P., Saratoga Coinvestment IV LLC, Saratoga Associates IV LLC, Saratoga Management Company LLC, John P. Birkelund, Charles P. Durkin, Jr., and Christian L. Oberbeck (the "Named Parties") hereby constitutes and appoints each of Richard
A. Petrocelli and Christian L. Oberbeck, acting singly, as the true and lawful attorneys-in-fact, with full power of substitution in any and all capacities, to execute for and on behalf of the Named Parties, the Schedule 13D to which this Joint Filing Agreement and Power of Attorney is an exhibit and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the issuer and relevant stock exchanges. Each of the Named Parties hereby grants to such attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the attorney-in-fact might or could, and hereby ratifies and confirms all that said attorneys-in-fact or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


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     The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

     The powers hereby conferred upon the said attorneys-in-fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the said attorneys-in-fact.

     Date: September 5, 2003

                                            Saratoga Lighting Holdings LLC

                                            By Saratoga Management Company LLC,
                                               as Managing Member

                                            By: /s/ Christian L. Oberbeck
                                               ---------------------------------
                                            Name:  Christian L. Oberbeck
                                            Title: Executive Committee Member

     Date: September 5, 2003

                                            Saratoga Partners IV, L.P.

                                            By Saratoga Associates IV LLC, as
                                               General Partner

                                            By Saratoga Management Company LLC,
                                               as Manager

                                            By: /s/ Christian L. Oberbeck
                                               ---------------------------------
                                            Name:  Christian L. Oberbeck
                                            Title: Executive Committee Member

     Date: September 5, 2003

                                            Saratoga Coinvestment IV LLC

                                            By Saratoga Management Company LLC,
                                               as Managing Member

                                            By: /s/ Christian L. Oberbeck
                                               ---------------------------------
                                            Name:  Christian L. Oberbeck
                                            Title: Executive Committee Member


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     Date: September 5, 2003

                                            Saratoga Associates IV LLC

                                            By Saratoga Management Company LLC,
                                               as Manager

                                            By: /s/ Christian L. Oberbeck
                                               ---------------------------------
                                            Name:  Christian L. Oberbeck
                                            Title: Executive Committee Member

     Date: September 5, 2003

                                            Saratoga Management Company LLC

                                            By: /s/ Christian L. Oberbeck
                                               ---------------------------------
                                            Name:  Christian L. Oberbeck
                                            Title: Executive Committee Member

     Date: September 5, 2003
                                                            *
                                            ------------------------------------
                                                   John P. Birkelund

     Date: September 5, 2003

                                                /s/ Charles P. Durkin, Jr.
                                            ------------------------------------

     Date: September 5, 2003

                                                /s/ Christian L. Oberbeck
                                            ------------------------------------
---------
     *Mr. Birkelund's signature will be filed by amendment promptly.